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                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 16, 1995 included in Alpha Technologies Group Inc.'s Form 10-KSB for the year ended October 29, 1995 and to all references to our Form included in this registration statement.



                                                  /s/  Arthur Andersen, LLP
                                                  ---------------------------
                                                  Arthur Andersen, LLP



Houston Texas
September 3, 1996